================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                   ----------

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 21, 2005

                                   ----------

                         AMCOL INTERNATIONAL CORPORATION
             (Exact name of registrant as specified in its charter)

            Delaware                  0-15661               36-0724340
  (State of Other Jurisdiction     (Commission            (IRS Employer
        of Incorporation)          File Number)       Identification Number)

              One North Arlington, 1500 West Shure Drive, Suite 500
                        Arlington Heights, IL 60004- 7803
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (847) 394-8730

                                 Not Applicable
          (Former name or former address, if changed since last report)

================================================================================

ITEM 7.01   REGULATION FD DISCLOSURE

     The information in this item is being furnished to, but not filed with, the Securities and Exchange Commission solely under Item 2.02 of Form 8-K, "Results of Operations and Financial Condition," pursuant to interim procedures promulgated by the Securities and Exchange Commission in Release 33-8216 issued March 27, 2003.

     On October 21, 2005, the registrant issued a press release to report results for its second quarter ended September 30, 2005.

     That press release, dated October 21, 2005 and titled "AMCOL International Reports Strong Third Quarter Results with Diluted Earnings of $0.37 per Share from Continuing Operations" is attached hereto as Exhibit 99.1.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(c)  The following exhibit is furnished with this document:

     Number      Exhibit
     ------      --------------------------------------------------------------
     99.1        Press Release titled "AMCOL International Reports Strong Third
                 Quarter Results with Diluted Earnings of $0.37 per Share from
                 Continuing Operations" dated October 21, 2005.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      AMCOL INTERNATIONAL CORPORATION


     Date: October 21, 2005           By:  /s/ Lawrence E. Washow
                                           -------------------------------------
                                           Lawrence E. Washow
                                           President and Chief Executive Officer